Prepayments (Details) - Schedule of Prepayments - USD ($) $ in Thousands		Jun. 30, 2024	Dec. 31, 2023
Schedule of Prepayments [Abstract]
Prepayment to suppliers	[1]	$ 46,417	$ 33,972
Prepaid offering costs	[2]		2,696
Advances for extension fee	[3]		2,830
Others		40	68
Prepayments		$ 46,457	$ 39,566

[1]	Prepayment to suppliers primarily represented hosting services fee, hash rate fee and other service fees prepaid to suppliers for which the relevant services have not been rendered
[2]	Prepaid offering costs were costs related to business combination with Arisz Acquisition Corp. (“Arisz”) and were charged to “Additional paid-in capital” upon completion of the business combination. Such costs primarily include legal and advisory cost.
[3]	Advances for extension fee related to prepayments to Arisz for the extension to consummate the business combination and were charged to “Additional paid-in capital” upon completion of the business combination.